UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2017

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey	08550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 8, 2017, Mistras Group, Inc. (the “Company,” “we” or “us”) issued a press release announcing the financial results for our second quarter, which ended June 30, 2017.  A copy of the press release is attached as Exhibit 99.2 to this report.

Disclosure of Non-GAAP Financial Measures

In the press release attached, the Company uses the terms “Adjusted EBITDA”, “free cash flow” and "net debt", which are not measures of financial performance under U.S. generally accepted accounting principles (“GAAP”).  Also, in the tables to the press release, the non-GAAP financial measure "Segment and Total Company Income (Loss) before Special Items”, is presented and reconciled to a financial measure under GAAP.  Information about these non-GAAP measures are included in the press release.

Our management uses these non-GAAP measurements as a measure of operating performance and liquidity to assist in comparing performance from period to period on a consistent basis, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations. Adjusted EBITDA and free cash flow are also performance evaluation metrics used to determine incentive compensation for executive officers.

We believe that investors and other users of the financial statements benefit from the presentation of these non-GAAP measurements because they provide additional metrics to compare the Company's operating performance and liquidity on a consistent basis and measure underlying trends and results of the Company's business. Adjusted EBITDA and Segment and Total Company Income (Loss) before Special Items assist in evaluating our operating performance because they remove the impact of certain items that management believes do not directly reflect our core operations. For instance, Adjusted EBITDA generally excludes interest expense, taxes and depreciation and amortization, each of which can vary substantially from company to company depending upon accounting methods and the book value and age of assets, capital structure, capital investment cycles and the method by which assets were acquired. It also eliminates stock-based compensation, which is a non-cash expense and is excluded by management when evaluating the underlying performance of our business operations.

Our management uses free cash flow when evaluating the performance of our business operations. This measurement also takes into account cash used to purchase fixed assets needed for business operations which are not expensed. We believe this measurement provides an additional tool to compare cash generated by our operations on a consistent basis and measure underlying trends and results in our business.
While Adjusted EBITDA and free cash flow are terms and financial measurements commonly used by investors and securities analysts, they have limitations. As non-GAAP measurements, Adjusted EBITDA and free cash flows have no standard meaning and, therefore, may not be comparable with similar measurements for other companies. Similarly, Segment and Total Company Income (Loss) Before Special Items has no standard meaning and may not be comparable to measurements for other companies. Adjusted EBITDA and free cash flow are generally limited as analytical tools because they exclude charges and expenses we do incur as part of our operations as well as cash uses which are included in a GAAP cash flow statement. In addition, free cash flow does not represent residual cash flow available for discretionary expenditures since items such as debt repayments are not deducted in determining such measurement.

None of these non-GAAP financial measurements should be considered in isolation or as a substitute for analyzing our results as reported under U.S. generally accepted accounting principles.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2017, Board of Directors of Mistras Group, Inc. (the “Company”) approved the following actions, all of which are effective August 10, 2017. Dennis Bertolotti, currently the Company’s President and Chief Operating Officer, was appointed the Company’s President and Chief Executive Officer. Dr. Sotirios Vahaviolos, the Company’ Chairman and CEO, resigned from his CEO position and will become Executive Chairman and continue to lead the Board of Directors. The number of directors has been increased from seven to eight, and the Board elected Mr. Bertolotti fill that position and become a member of the Board. Jonathan Wolk, the Company’s Senior Executive Vice President, Chief Financial Officer and Treasurer, will become Senior Executive Vice President and Chief Operating Officer. Mr. Wolk will continue in his role of CFO and Treasurer until a new CFO and Treasurer is appointed. A press release announcing these events is furnished as Exhibit 99.1 to this report.
Mr. Bertolotti, 57, joined Mistras in 2003, when Mistras acquired Conam Inspection, where Bertolotti served as a Vice President, and has served in various leadership and executive roles since then, including President of the Mistras Services segment and most recently serving as President and Chief Operating Officer of Mistras Group. Mr. Bertolotti has over 30 years of experience in the inspection and non-destructive testing industry, and prior to moving into management and executive positions, held several high-level certifications from the American Society for Nondestructive Testing and the American Petroleum Institute. Mr. Bertolotti received his Associate of Science degree in NDT from Moraine Valley Community College and received a Bachelor of Science and MBA from Otterbein College.
Mr. Wolk, 56, joined Mistras as Executive Vice President, CFO and Treasurer in November 2013 and became Senior Executive Vice President in 2016. Prior to joining Mistras, Mr. Wolk served as Senior Vice President and CFO for American Woodmark for almost 10 years, and served in various executive and management positions before then. Mr. Wolk received his B.S. in accounting from State University of New York-Albany and is a certified public accountant.
The compensation arrangements for the new positions for these executives will be determined in the future. Their current compensation arrangements are set forth in the Company’s proxy statement for its 2017 annual shareholders meeting.
There has been no transaction since December 31, 2015, or proposed transaction, to which the Company was or is to be a party in which Mr. Bertolotti or Mr. Wolk had a direct or indirect interest required to be disclosed under Item 404 of Regulation S-K. There are no family relationships between Mr. Bertolotti and any other officer or director of the Company or between Mr. Wolk and any other officer or director of the Company.
Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

99.1 Press release issued by Mistras Group, Inc. on August 7, 2017
99.2                        Press release issued by Mistras Group, Inc. on August 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: August 8, 2017	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
99.1	Press release issued by Mistras Group, Inc. on August 7, 2017
99.2	Press release issued by Mistras Group, Inc. on August 8, 2017

4